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                     SULLIVAN BROADCASTING COMPANY, INC.
               (formerly known as ACT III BROADCASTING, INC.)
                                 As Issuer,
                                 ----------

                                     TO

                    STATE STREET BANK AND TRUST COMPANY,
                              (as successor to
                     THE FIRST NATIONAL BANK OF BOSTON),
                                 as Trustee,
                                 -----------

                                     AND

                         THE GUARANTORS NAMED HEREIN
              (formerly known as the Guarantors named therein)
                                As Guarantors

              -------------------------------------------------

                        SIXTH SUPPLEMENTAL INDENTURE

                          Dated as of June 30, 1996

              -------------------------------------------------

                        Supplemental to the Indenture
                                    among
                         Act III Broadcasting, Inc.,
                     State Street Bank and Trust Company
                                     and
                        the Guarantors named therein
                       Dated as of December 15, 1993,
                           as Supplemented by the
                        First Supplemental Indenture
                       dated as of November 10, 1994,
                           the Second Supplemental
                   Indenture dated as of October 24, 1995,
                           the Third Supplemental
                   Indenture dated as of November 21, 1995
                           the Fourth Supplemental
                    Indenture dated as of January 5, 1996
                         and the Fifth Supplemental
                   Indenture dated as of February 7, 1996

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                        SIXTH SUPPLEMENTAL INDENTURE

      SIXTH SUPPLEMENTAL INDENTURE, dated as of June 30, 1996, among SULLIVAN BROADCASTING COMPANY, INC., a corporation duly organized and existing under the laws of the State of Delaware (formerly known as Act III Broadcasting, Inc. and herein called the "Company"), having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (herein called the "Trustee"), as successor Trustee to The First National Bank of Boston, a national banking association duly organized and existing under the laws of the United States, under the Indenture, dated as of December 15, 1993, among the Company, the Trustee and the Guarantors named therein (as supplemented and amended, the "Indenture"), and SULLIVAN BROADCASTING OF BUFFALO, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF CHARLESTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF DAYTON, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF NASHVILLE, INC., a corporation duly organized and existing under the laws of the State of Tennessee, SULLIVAN BROADCASTING OF NEVADA, INC., a corporation duly organized and existing under the laws of the State of Nevada, SULLIVAN BROADCASTING OF RICHMOND, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF ROCHESTER, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF UTICA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., a corporation duly organized and existing under the laws of the State of Delaware, SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC., a corporation duly organized and existing under the laws of the State of Delaware, and SULLIVAN BROADCASTING LICENSE CORP., a corporation duly organized and existing under the laws of the State of Delaware (collectively, the "Guarantors"), the Guarantors being all of the Subsidiaries of the Company and were formerly known by the names set forth in the Indenture, each having its principal office at 18 Newbury Street, Boston, Massachusetts 02116, except for Sullivan Broadcasting of Nevada, Inc., whose principal office is 1325 Airmotive Way, Suite 130, Reno, Nevada 89502 and SULLIVAN BROADCASTING OF TENNESSEE, INC., a corporation duly organized and existing under the laws of the State of Delaware ("Tennessee").

                           RECITAL OF THE TRUSTEE

      WHEREAS, the Company, the Guarantors and the Trustee are parties to that certain Indenture, dated as of December 15, 1993, as supplemented by the First Supplemental Indenture thereto dated as of November 10, 1994, the Second Supplemental Indenture thereto dated as of October 24, 1995, the Third Supplemental Indenture thereto dated as of November 21, 1995, the Fourth Supplemental Indenture thereto dated as of January 5, 1996 and the Fifth Supplemental Indenture thereto dated as of February 7, 1996 (as so supplemented, the "Indenture"), pertaining to $100,000,000 principal amount of the Company's 9 % Senior Subordinated Notes due 2003 (including the related guarantees, the "Securities").

            RECITALS OF THE COMPANY, THE GUARANTORS AND TENNESSEE

      WHEREAS, Tennessee is a newly formed, wholly-owned subsidiary of the Company;

      WHEREAS, the Company, the Guarantors and Tennessee desire, pursuant to
Section 901 of the Indenture, to execute this Supplemental Indenture in order to comply with Section 1017 of the Indenture; and

      WHEREAS, the Company, the Guarantors and Tennessee have duly authorized the execution and delivery of this Supplemental Indenture in order for Tennessee to assume all the obligations of a Subsidiary Guarantor under the Securities and the Indenture.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree for the equal and proportionate benefit of all Holders of the Securities, as follows:

      Section 1. Tennessee hereby assumes all the obligations of a Guarantor, under the Securities and the Indenture; and Tennessee may exercise every right and power of a Guarantor under the Indenture with the same effect as if Tennessee had been named as a Guarantor therein.
      Section 2. Any notice or communication by the Trustee to Tennessee shall be addressed as follows:

            Sullivan Broadcasting of Tennessee, Inc.
            18 Newbury Street
            Boston, Massachusetts  02116
            Attn:  President

      Section 3. From and after the date hereof, the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument with respect to the Securities.

      Section 4. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instruments.


                                * * * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year above written.

                                  SULLIVAN BROADCASTING COMPANY, INC.
                                  SULLIVAN BROADCASTING OF TENNESSEE, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF BUFFALO,  INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF CHARLESTON, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF DAYTON,  INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF NASHVILLE, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF NEVADA,  INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF RICHMOND, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF ROCHESTER, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF UTICA, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING OF WEST VIRGINIA, INC.,
                                   as Guarantor
                                  SULLIVAN BROADCASTING MANAGEMENT
                                   SERVICES, INC., as Guarantor
                                  SULLIVAN BROADCASTING LICENSE CORP.,
                                   as Guarantor


                                  By:   /s/ J. Daniel Sullivan
                                  Title:    President

Attest:


/s/ Royce Yudkoff
Title:  Secretary

                                  STATE STREET BANK AND TRUST COMPANY,
                                   as Trustee


                                  By:   /s/ Jill Olsen
                                  Title:    Assistant Vice President

Attest:


/s/ Todd R. DiNezza
Title:  Assistant Secretary


STATE OF       )   ___________________
               )   ss:
COUNTY OF      )   ___________________

      On this 30th day of June, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named J. Daniel Sullivan, to me known, who being first duly and severally sworn did say that he, said J. Daniel Sullivan, is the President of SULLIVAN BROADCASTING COMPANY, INC., SULLIVAN BROADCASTING OF TENNESSEE, INC., SULLIVAN BROADCASTING OF BUFFALO, INC., SULLIVAN BROADCASTING OF CHARLESTON, INC., SULLIVAN BROADCASTING OF DAYTON, INC., SULLIVAN BROADCASTING OF NASHVILLE, INC., SULLIVAN BROADCASTING OF NEVADA, INC., SULLIVAN BROADCASTING OF RICHMOND, INC., SULLIVAN BROADCASTING OF ROCHESTER, INC., SULLIVAN BROADCASTING OF UTICA, INC., SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC. AND SULLIVAN BROADCASTING LICENSE CORP.; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that J. Daniel Sullivan acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                  /s/ Lisa Burr
                                  Notary Public, State of Tennessee

[SEAL]


STATE OF       )   Massachusetts
               )   ss:
COUNTY OF      )   Suffolk

      On this 30th day of June, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named Royce Yudkoff, to me known, who being first duly and severally sworn did say that he, said Royce Yudkoff, is the Secretary of SULLIVAN BROADCASTING COMPANY, INC., SULLIVAN BROADCASTING OF TENNESSEE, INC., SULLIVAN BROADCASTING OF BUFFALO, INC., SULLIVAN BROADCASTING OF CHARLESTON, INC., SULLIVAN BROADCASTING OF DAYTON, INC., SULLIVAN BROADCASTING OF NASHVILLE, INC., SULLIVAN BROADCASTING OF NEVADA, INC., SULLIVAN BROADCASTING OF RICHMOND, INC., SULLIVAN BROADCASTING OF ROCHESTER, INC., SULLIVAN BROADCASTING OF UTICA, INC., SULLIVAN BROADCASTING OF WEST VIRGINIA, INC., SULLIVAN BROADCASTING MANAGEMENT SERVICES, INC. AND SULLIVAN BROADCASTING LICENSE CORP.; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that Royce Yudkoff acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                  Kelly Goggin
                                  Notary Public, State of Massachusetts

[SEAL]

COMMONWEALTH OF    )   Boston
 MASSACHUSETTS     )
                   )   ss:
COUNTY OF SUFFOLK  )   __________________

      On this 21st day of June, 1996, before me, a Notary Public in and for said County and State, personally appeared the within named Jill Olson, to me known, who each being first duly and severally sworn did say that s/he, is the Assistant Vice President of STATE STREET BANK AND TRUST COMPANY; that the seal affixed to the foregoing instrument is the seal of said corporation; that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and that s/he acknowledges the execution of said instrument to be the free act and deed of said corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the date first hereinabove written.


                                  Cecil A. Gilbert
                                  Notary Public, Commonwealth of
                                   Massachusetts
                                  Cecil A. Gilbert
                                  Notary Public
                                  My Commission Expires July 12, 2002

[SEAL]